UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2017
Date of Report (Date of earliest event reported)
_____________________________

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
_____________________________

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2017, Century Communities, Inc. (“Century”), Casa Acquisition Corp, a wholly-owned subsidiary of Century (“Merger Sub”), and UCP, Inc. (“UCP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). A copy of the Merger Agreement was filed as an exhibit to the Current Report on Form 8-K filed by UCP on April 11, 2017.

Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, on April 10, 2017, PICO Holdings, Inc. (the “Company”), Century, Merger Sub, UCP and UCP, LLC entered into a voting support and transfer restriction agreement (the “Voting Agreement”). Pursuant to the terms of the Voting Agreement, the Company agreed, among other things, to vote all outstanding shares of UCP’s Class A Common Stock and Class B Common Stock currently held or thereafter acquired by the Company (the “PICO Shares”) in favor of the adoption of the Merger Agreement and against any proposal by third parties to acquire UCP, and to take certain other actions in furtherance of the transactions contemplated by the Merger Agreement, in each case subject to the limitations set forth in the Voting Agreement. Among other such limitations, the Company’s obligation to vote in favor of the adoption of the Merger Agreement will be reduced to such number of PICO Shares as is equal to 28% of the aggregate outstanding voting power of UCP if the Board of Directors of UCP changes its recommendation in respect of an Intervening Event (as defined in the Merger Agreement), and the Voting Agreement automatically terminates if the Merger Agreement is terminated (including if UCP terminates the Merger Agreement to accept a superior proposal).

Subject to certain exceptions, the Voting Agreement prohibits transfers by the Company of any of the PICO Shares and certain other actions that would impair the ability of PICO to fulfill its obligations under the Voting Agreement. The Voting Agreement also contains non-solicitation covenants with respect to alternative transactions generally similar to those contained in the Merger Agreement with respect to UCP, including similar exceptions to those covenants permitting the Company to take any action, including holding discussions with third parties in respect of potential alternative transactions, concurrently taken by UCP and the Board of Directors of UCP under the circumstances in which UCP is permitted to take such actions under the Merger Agreement.

Century and the Company also agreed in the Voting Agreement to certain post-closing covenants if the merger is consummated, including with respect to the Company’s ability to transfer the shares of Century’s common stock it receives as consideration in the merger or to acquire addition shares of Century’s common stock and with respect to certain tax matters under UCP, LLC’s operating agreement.

Under the Voting Agreement, each of the Company, UCP and UCP, LLC, as applicable, irrevocably agreed to terminate (without any payments from, or any cost or expense to, UCP, Century or Merger Sub) the following agreements, in each case subject to and contingent upon the occurrence of the effective time of the merger: (i) the Exchange Agreement, dated as of July 23, 2013 (the “Exchange Agreement”), by and among the Company, UCP, and UCP, LLC, (ii) the Tax Receivable Agreement, dated as of July 23, 2013, by and among the Company, UCP, and UCP, LLC, (iii) the Transition Services Agreement, dated as of July 23, 2013, by and between the Company and UCP, and (iv) the Registration Rights Agreement, dated July 23, 2013, by and between the Company and UCP.

The Voting Agreement will terminate automatically on the first to occur of (i) the termination of the Merger Agreement and (ii) the effective time of the merger.

The foregoing description of the Voting Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Voting Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Agreement to Exchange

Concurrently with the execution and delivery of the Merger Agreement, on April 10, 2017, the Company, UCP, and UCP, LLC entered into an agreement to exchange (the “Agreement to Exchange”), pursuant to which the Company exercised its right under the Exchange Agreement to effect the exchange of all of its Series A Units of UCP, LLC for shares of UCP’s Class A Common Stock (the “Exchange”). Under the Agreement to Exchange, the Exchange will occur immediately prior to, and remain subject to the consummation immediately thereafter of, the merger contemplated by the Merger Agreement.

The foregoing description of the Agreement to Exchange is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Agreement to Exchange, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 2.06	Material Impairments.

As a result of the above described transaction, the Company anticipates recording an impairment loss in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 to be filed on or before May 10, 2017. Based on the Company’s carrying value of UCP as of December 31, 2016 the loss is estimated to be approximately $9.3 million. The ultimate results recognized by the Company could vary materially based on a number of factors.

Item 8.01	Other Events.

On April 11, 2017, the Company issued a press release announcing the Merger Agreement and related matters. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including without limitation the Company’s most recent Annual Report on Form 10-K and other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
99.1
Voting Support and Transfer Restriction Agreement, dated as of April 10, 2017, by and among Century Communities, Inc., Casa Acquisition Corp., PICO Holdings, Inc., and for the limited purposes set forth therein, UCP, Inc. (incorporated by reference to the Current Report on Form 8-K filed by Century Communities, Inc. on April 11, 2017, File No. 001-36491)

99.2
Agreement to Exchange, entered into as of April 10, 2017, by and among UCP, Inc., UCP, LLC and PICO Holdings, Inc. (incorporated by reference to the Current Report on Form 8-K filed by UCP, Inc. on April 11, 2017, File No. 001-36001)

99.3	Press Release, dated April 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2017

PICO HOLDINGS, INC.

By:	/s/ John T. Perri
Name:	John T. Perri
Title:	Chief Financial Officer